Sub-Item 77O

                         INVESCO VAN KAMPEN HARBOR FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                            AMOUNT OF     % OF
                      PURCHASE/  OFFERING                    SHARES     OFFERING
      SECURITY          TRADE    PRICE OF   TOTAL AMOUNT    PURCHASED  PURCHASED                         PURCHASED
      PURCHASED          DATE     SHARES     OF OFFERING     BY FUND    BY FUND         BROKERS             FROM
--------------------  ---------  --------  --------------  ----------  ---------  -------------------  -------------
 Priceline.com Inc.    03/05/10   $100.00  $  575,000,000  $1,480,000    0.257%   J.P. Morgan          J.P. Morgan
1.250% due 3/15/2015                                                              Securities Inc.,
                                                                                  Merrill Lynch,
                                                                                  Pierce, Fenner &
                                                                                  Smith
                                                                                  Incorporated,
                                                                                  Morgan Stanley &
                                                                                  Co. Incorporated,
                                                                                  Citigroup Global
                                                                                  Markets, RBS
                                                                                  Securities Inc.,
                                                                                  Wells Fargo
                                                                                  Securities, LLC,
 Prologis 3.25% due    03/10/10   $100.00  $  400,000,000  $3,700,000    0.925%   Morgan Stanley &     Deutsche Bank
     03/15/2015                                                                   Co. Incorporated,
                                                                                  RBC Capital Markets
                                                                                  Corporation, J.P.
                                                                                  Morgan Securities
                                                                                  Inc., Citigroup
                                                                                  Global Markets
                                                                                  Inc., Barclays
                                                                                  Capital Inc.,
                                                                                  Deutsche Bank
                                                                                  Securities Inc.,
                                                                                  Daiwa Securities
                                                                                  America Inc., ING
                                                                                  Financial Markets
                                                                                  LLC, Mitsubishi UFJ
                                                                                  Securities (USA)
                                                                                  Inc., Scotia
                                                                                  Capital (USA) Inc.,
                                                                                  Credit Agricole
                                                                                  Securities (USA)
                                                                                  Inc.


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

                                                            AMOUNT OF     % OF
                      PURCHASE/  OFFERING                    SHARES     OFFERING
      SECURITY          TRADE    PRICE OF   TOTAL AMOUNT    PURCHASED  PURCHASED                         PURCHASED
      PURCHASED          DATE     SHARES     OF OFFERING     BY FUND    BY FUND         BROKERS             FROM
--------------------  ---------  --------  --------------  ----------  ---------  -------------------  -------------
 Rovi Corp. 2.625%     03/11/10   $100.00  $  460,000,000  $1,480,000    0.322%   Morgan Stanley &     J.P. Morgan
   due 2/15/2049                                                                  Co. Incorporated,
                                                                                  J.P. Morgan
                                                                                  Securities Inc.,
                                                                                  Goldman, Sachs &
                                                                                  Co.
 Hartford Financial    03/18/10   $ 25.00  $   20,000,000  $  148,000    0.740%   UBS Investment       Goldman Sachs
Services PFD 7.250%                                                               Bank, Morgan
   due 04/01/2013                                                                 Stanley, Credit
                                                                                  Suisse, Goldman,
                                                                                  Sachs & Co., J.P.
                                                                                  Morgan, B of A
                                                                                  Merrill Lynch,
                                                                                  Wells Fargo
                                                                                  Securities, Citi,
                                                                                  BNY Mellon Capital
                                                                                  Markets, LLC,
                                                                                  Deutsche Bank
                                                                                  Securities, BB&T
                                                                                  Capital Markets,
                                                                                  RBS, U.S. Bancorp
                                                                                  Investments, Inc.


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

                                                            AMOUNT OF     % OF
                      PURCHASE/  OFFERING                    SHARES     OFFERING
      SECURITY          TRADE    PRICE OF   TOTAL AMOUNT    PURCHASED  PURCHASED                         PURCHASED
      PURCHASED          DATE     SHARES     OF OFFERING     BY FUND    BY FUND         BROKERS             FROM
--------------------  ---------  --------  --------------  ----------  ---------  -------------------  -------------
 MGM Mirage 4.250%     04/15/10   $100.00  $1,000,000,000  $1,850,000    0.185%   B of A Merrill       Merrill Lynch
   due 04/15/2015                                                                 Lynch, Barclays
                                                                                  Capital, J.P.
                                                                                  Morgan, Deutsche
                                                                                  Bank Securities,
                                                                                  RBS Securities
                                                                                  Inc., BNP Paribas
                                                                                  Securities Corp.,
                                                                                  Daiwa Capital
                                                                                  Markets America,
                                                                                  Inc., Citigroup
                                                                                  Global Markets,
                                                                                  Inc., Commerzbank
                                                                                  Capital Markets
                                                                                  Corp., Morgan
                                                                                  Stanley & Co.,
                                                                                  Inc., UBS
                                                                                  Securities LLC,
                                                                                  Wells Fargo
                                                                                  Securities, LLC,
                                                                                  Scotia Capital


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